Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, the Chief Executive Officer and the Chief Financial Officer of Greer Bancshares Incorporated (the “Company”), each certify, pursuant to § 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. § 1350), that to his knowledge on the date of this certification:

1. The quarterly report of the Company on Form 10-Q for the period ended June 30, 2010 as filed with the Securities and Exchange Commission on this date (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Kenneth M. Harper
Kenneth M. Harper
Chief Executive Officer
Date: August 13, 2010

/s/ J. Richard Medlock, Jr.
J. Richard Medlock, Jr.
Chief Financial Officer
Date: August 13, 2010

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